UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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This filing consists of (1) an email sent from Robert M. Calderoni, Chief Executive Officer of Ariba, to Ariba employees on May 22, 2012, (2) a letter from Robert M. Calderoni, Chief Executive Officer of Ariba, to Ariba employees posted on the Ariba intranet on May 22, 2012, (3) “Ariba Employee FAQ” provided to Ariba employees via the Ariba intranet on May 22, 2012 and (4) Ariba-SAP Acquisition – External Q&A posted on the Ariba intranet on May 22, 2012.

Email sent from Robert M. Calderoni to Ariba employees on May 22, 2012:

Fellow Aribians,

Over the past several years, you’ve heard me articulate our vision for Ariba to become the world’s business commerce network. I am happy to announce that today, we have accelerated our progress toward this goal by announcing a definitive agreement to be acquired by SAP. The combination of SAP and Ariba will marry a leading enterprise application company with a leading cloud commerce network to create a new model for business-to-business collaboration. I will be hosting a conference call to share with you more of the exciting details on this historic deal and what it means to us and hope that you will join me. To learn more about this news now, visit: http://hr.ariba.com/

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between SAP and Ariba, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding SAP and Ariba’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Ariba’s operations into those of SAP; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Ariba may be difficult; SAP and Ariba are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2011 filed with the SEC, and Ariba’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in its most recent quarterly report filed with the SEC. SAP and Ariba assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Ariba by SAP. In connection with the proposed acquisition of Ariba by SAP, Ariba intends to file relevant materials with the SEC, including Ariba’s proxy statement in preliminary and definitive form (the “Proxy Statement”). STOCKHOLDERS OF ARIBA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ARIBA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Ariba by contacting Ariba Investor Relations at (650) 390-1000 or investor@ariba.com.

Participants in Solicitation

SAP and its directors and executive officers, and Ariba and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Ariba’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 23, 2012. Information about the directors and executive officers of Ariba is set forth in the proxy statement for Ariba’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on December 8, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.

Letter from Robert M. Calderoni to Ariba employees posted on Ariba’s intranet on May 22, 2012:

Dear Aribians:

Today is an incredibly exciting day for Ariba, our customers, and our employees. Over the past 16 years, Ariba has been providing solutions to enable companies around the globe to connect and collaborate more efficiently, and along the way, built of one of the world’s best cloud-based business commerce networks. Earlier today, we announced our Board approval for SAP to acquire Ariba - a move that will enable us to accelerate our momentum and take things to the next level.

Ariba has always been at the forefront of business process efficiency. We were among the first to leverage the Web to develop e-procurement and foster procurement compliance. We defined and enabled spend management as a competitive weapon for the world’s leading companies. And we were among the first large, established enterprise application providers to successfully transform into a leading cloud business. These are incredible achievements that we should all be proud of.

Today, we embark on a new journey – one that will help us accelerate our vision for the networked enterprise. SAP is a market leader in enterprise application software – helping companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device – SAP empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP applications and services enable more than 190,000 customers to operate profitably, adapt continuously and grow sustainably.

In combining Ariba’s successful global trading network with SAP’s broad customer base and deep software expertise, we can create new models for business-to-business collaboration in the cloud that enable more efficient and effective commerce within and between companies.

And, we can accelerate the growth and value of our network, providing additional resources and reach to accelerate our stated goal to enable $1 trillion in commerce by 2015…and more beyond that.

Upon completion of the transaction, which is expected to occur sometime in Q3 of calendar 2012, it is planned that SAP will consolidate all of its cloud-related supplier assets under Ariba. The existing management team will continue to lead Ariba, which will operate as an independent business under the name “Ariba, an SAP company” and report into the Office of the Co-CEOs. But until the transaction closes, it is business as usual for us. We need to maintain focus on delivering for our customers because that is what has and will continue to drive our success.

It is important for all of you to also remember that we must allow the merger process and regulatory review to proceed without delay or interruption. Until the acquisition of Ariba is complete, at no time may any Ariba employee reach out to SAP employees, or visit SAP locations, without the express permission of the Legal team or myself.

Today is a result of your unwavering commitment and our collective success. Together with SAP, we have an opportunity to change the industry. And today marks our first step.

I look forward to working with each of you during this exciting time.

To read more about today’s announcement and access important FAQs, please visit: http://hr.ariba.com/

Sincerely,

Bob

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between SAP and Ariba, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding SAP and Ariba’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Ariba’s operations into those of SAP; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Ariba may be difficult; SAP and Ariba are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2011 filed with the SEC, and Ariba’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in its most recent quarterly report filed with the SEC. SAP and Ariba assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Ariba by SAP. In connection with the proposed acquisition of Ariba by SAP, Ariba intends to file relevant materials with the SEC, including Ariba’s proxy statement in preliminary and definitive form (the “Proxy Statement”). STOCKHOLDERS OF ARIBA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ARIBA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Ariba by contacting Ariba Investor Relations at (650) 390-1000 or investor@ariba.com.

Participants in Solicitation

SAP and its directors and executive officers, and Ariba and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Ariba’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 23, 2012. Information about the directors and executive officers of Ariba is set forth in the proxy statement for Ariba’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on December 8, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.

“Ariba Employee FAQ” provided to Ariba employees via Ariba’s intranet on May 22, 2012:

Ariba Employee FAQ

This document is designed to help answer common questions related to SAP’s intended acquisition of Ariba, including its solutions and assets. This is a document only for Ariba employees. Any questions on SAP’s acquisition strategy from media or research analysts should be forwarded to Karen Master, Ariba, at +1 (412) 297-8177 kmaster@ariba.com, and investors or financial analysts to John Duncan, +1 (678) 336-2980 jduncan@ariba.com.

Information for Ariba Employees

This document contains answers to frequently asked questions about the planned merger of SAP and Ariba and how it may affect employees. These answers are subject to a successful closing of the merger between SAP and Ariba. Please submit HR questions not answered within this document to MandA-AskHR@Ariba.com. Please submit Commercial or Customer related question not answered within this document to MandA-CommercialHotline@Ariba.com. Your questions will be answered as best we can given that we are very early in the process and have not yet begun integration.

About SAP, Ariba, and Acquisition Highlights

Who is SAP?

SAP is the world’s leading provider of business software, offering applications and services that enable companies of all sizes and in more than 25 industries to become best-run businesses. With more than 190,000 customers in over 120 countries, the company is listed on several exchanges, including the Frankfurt stock exchange and NYSE, under the symbol “SAP.” Since its founding in 1972, SAP has gone from a modest local real-time applications company to the top vendor of enterprise applications in the world – a singular success story.

What is happening with Ariba’s solutions and assets?

SAP has entered into a merger agreement to acquire Ariba. Following completion of the transaction, SAP will have acquired all of Ariba’s products and relevant assets.

Why is SAP acquiring Ariba?

The cloud is having a great impact on the way enterprises connect and collaborate with their global networks of customers and partners. Ariba is a leader in cloud-based business commerce solutions and operates one of the largest and most global trading networks, with 730,000 companies transacting more than $319 billion in commerce on an annual basis. SAP’s customer base of 190,000 companies has great potential to increase the number of participants, as well as the volume and types of transactions, in the Ariba Network.

This acquisition will deliver rapid value for SAP and Ariba customers by combining SAP’s leadership in managing transactional activity for the world’s top companies with one of the most successful cloud-based business commerce networks in the industry. Together with SAP’s cloud assets and the fast-growing SuccessFactors business, the addition of Ariba will provide another solid growth engine for the company to achieve its growth ambitions in the cloud.

When is the acquisition set to close?

The transaction is expected to close in Q3 of calendar year 2012, subject to Ariba stockholders’ approval, clearances by regulatory authorities and other customary closing conditions.

Will SAP continue its procurement solutions or will it transition to Ariba?

SAP’s procurement solutions rank among the industry leaders. Together, SAP and Ariba offer a comprehensive selection of on premise and cloud-based procurement solutions. We will have more to say about the solution portfolio at the close of the transaction, expected in calendar year Q3. It will be business as usual for our customers in the near term, and over the longer term there will be opportunity for our customers to derive even more business value from their business networks.

Will you bundle offerings of SAP and Ariba’s solutions?

We see significant potential for synergies with Ariba across SAP’s customer base and solution portfolio. Ariba customers currently only make up a small fraction of SAP’s 190,000 customers base — less than 1%. There is therefore huge potential to provide SAP customers with new value in their sourcing, procurement and collaborative commerce activities.

How is the acquisition being communicated externally?

SAP issued a press release, held a conference call with press, industry and financial analysts, and has communicated to customers and partners about the acquisition.

Customers, Partners, and Analysts

Who is telling our customers, partners, and analysts?

Following the distribution of the press release, we have conducted briefings with analysts and members of the media. We also will have one-on-one discussions with key customers and partners as necessary.

What do Ariba customers gain from this acquisition?

Buyers using Ariba solutions will benefit over time from:

•	Expanded process enablement and improved application integration

•	Enhanced analytics and broader process automation

•	Improved mobility and reporting

Sellers will benefit over time from:

•	Access and connectivity to more than 190,000 potential business buyers

•	Extended CRM & order management process enablement

•	Simplified customer integration

What do SAP customers gain from this acquisition?

Many SAP customers already use the Ariba Network to connect and collaborate with their trading partners. Through the acquisition, they will, over time, be able to:

•	Achieve a closed-loop from source-to-pay, regardless of whether they deploy in the cloud, on-premise or through a combination of both.

•	Extend their existing SRM, SCM, CRM apps to discover, connect & collaborate with trading partner ecosystems

•	Simplify business-to-business integration and collaboration with 730,000+ companies worldwide

•	Access new network-based community services and integrated cloud-based source-to-settle applications on single platform

•	Gain 360-degree business intelligence and effectively demonstrate that spending activities, contracts, and supplier interactions adhere to corporate compliance guidelines.

What does this acquisition mean for partners of both companies?

With the acquisition, our partner and ecosystem strategies remain the same. The move will bring new field opportunities for our partners to co-innovate on cloud solutions for our joint customers.

Employees, Organization, and Integration

Do I still have a job?

This is not about industry consolidation and layoffs. It is about innovating and growing our business. The skills and knowledge of Ariba employees are critical to SAP’s success and the primary reason for this acquisition. SAP is relying on your deep experience in transforming business commerce with collaborative cloud solutions for businesses of all sizes. You are vital in developing our joint future and we’re counting on your engagement and support to make that happen. SAP is happy to welcome Ariba employees to the SAP family. We do not anticipate any major workforce changes. We will be working with SAP on integration plans post-closing and keep you informed throughout the process.

Will my job change?

Your job has not changed and is expected to stay fairly consistent following successful completion of the transaction.

What will happen to the Ariba executive management team?

The existing management team will continue to lead Ariba, which will operate as an independent business under the name “Ariba, an SAP company” and report into the Office of the Co-CEOs. In addition, The SAP Executive Board intends to nominate Bob to the SAP Global Managing Board after closing of the transaction and subject to the approval of the SAP Supervisory Board.

When can Ariba employees expect more information on SAP benefits, employee plans, and programs?

Ariba employees will remain on their existing benefits, employee plans and programs until the successful completion of the transaction. More details regarding SAP benefits will be provided following this milestone.

Will my salary be impacted?

Ariba employees will not experience any reduction in their current base salary as a direct result of the closing of this transaction. Following the closing, the company will work with SAP to further understand the total compensation package today and work to ensure a highly competitive package remains in place.

If I have a bonus plan with Ariba, will my bonus plan be impacted? How will bonuses be handled for this year?

Ariba employees will remain on their existing bonus plans until the successful completion of the transaction. More details regarding bonus plans will be provided following this milestone.

What will happen to my options, restricted stock and RSUs?

Each stock option (whether vested or unvested) that is outstanding and unexercised immediately prior to the closing will be cashed out at closing and will receive the excess of the merger price ($45 per share) over the exercise price. For example, an employee with 100 vested stock options at an exercise price of $10 per share and who does not exercise their option prior to the closing will receive $35 per underlying share, or $4,500 in the aggregate (net of withholding taxes as applicable).

Each vested RSU as of the closing will be cashed out and will receive the merger price ($45 per share). Each unvested RSU and share of restricted stock that is outstanding immediately prior to the closing will remain subject to its vesting terms prior to the closing of the merger and be cashed out at the merger price ($45 per share) when it vests according to its vesting schedule. An example would be an employee with 100 unvested RSUs that are currently scheduled to vest in November 2012 will receive $45 per RSU, or $4,500 on their vest date (net of withholding taxes as applicable).

Does my immigration status change?

SAP believes strongly in securing the best talent globally and will work with each individual to understand and assess their situation with the goal of continuing to support ongoing immigration efforts.

Will Ariba employees who accept employment from SAP have to move to an SAP office?

Ariba employees will remain operating out of their current locations until the successful completion of the transaction. Details regarding future office locations will be shared as we have more information.

Which company policies will apply for me individually moving forward?

Until the successful completion of the transaction, SAP and Ariba will remain two independent companies. As a result, all existing Ariba policies, including its code of conduct, remain unchanged. More information on SAP policies will be provided following the successful completion of the transaction.

What does the integration timeline look like?

The transaction is expected to close in the third quarter of calendar year 2012. Until then business at SAP and Ariba will operate as usual. More details on integration will be provided after that milestone.

What will the integration process look like?

Upon completion of the transaction, Ariba is planned to operate as an independent business under the name “Ariba, an SAP company.” It is planned that Ariba’s management team will continue to run the business.

Where can I go for additional information?

For more information and to access important FAQs visit the HR intranet at http://hr.ariba.com/. Please submit HR questions not answered within this document to MandA-AskHR@Ariba.com. Please submit Commercial or Customer related question not answered within this document to MandA-CommercialHotline@Ariba.com.

You can discover more about SAP on their website: www.sap.com.

Products and Technology

How will Ariba’s solutions and technology fit into the SAP organization?

The business network that we will create will set a new standard for the way companies engage with their partners and gain efficiencies beyond the four walls of the enterprise.

Ariba operates one of the world’s largest and most global trading network, with more than 730,000 participants. The combination of this network, and the cloud-based applications for collaborative commerce delivered on top of it, will enable us to create a digital community through which businesses of all sizes can discover, connect, and collaborate more efficiently and effectively than ever before and become the platform of choice for business commerce. The addition of SAP’s customer base of more than 190,000 companies worldwide will add to the number and types of transactions on the Ariba Network. SAP customers include many of the Fortune Global 2000, whose procurement activities involve the most partners and highest transaction volumes.

This acquisition will deliver rapid value for our customers by combining a leader in enterprise software applications with one of the most successful cloud-based marketplace networks in the world.

As a result of this news today, are there any changes to how we sell Ariba products? Are there new rules that must be aligned to SAP?

Until the successful completion of the transaction, sales to customers should continue on their regular course. After the close, SAP and Ariba’s product and go-to-market teams will determine the best approach with respect to determining any rules of engagement for the Field. We will provide an update on these plans following the close date.

When will a joint product offering be available? Will this be included in SAP’s standard pricing or will there be an additional fee?

Until the successful completion of the transaction, Ariba will maintain its current product offerings. We will have details in this area following the successful completion of the transaction.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between SAP and Ariba, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding SAP and Ariba’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Ariba’s operations into those of SAP; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Ariba may be difficult; SAP and Ariba are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2011 filed with the SEC, and Ariba’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in its most recent quarterly report filed with the SEC. SAP and Ariba assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Ariba by SAP. In connection with the proposed acquisition of Ariba by SAP, Ariba intends to file relevant materials with the SEC, including Ariba’s proxy statement in preliminary and definitive form (the “Proxy Statement”). STOCKHOLDERS OF ARIBA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ARIBA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Ariba by contacting Ariba Investor Relations at (650) 390-1000 or investor@ariba.com.

Participants in Solicitation

SAP and its directors and executive officers, and Ariba and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Ariba’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 23, 2012. Information about the directors and executive officers of Ariba is set forth in the proxy statement for Ariba’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on December 8, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.

“Ariba-SAP Acquisition – External Q&A” posted on the Ariba intranet on May 22, 2012:

Ariba-SAP Acquisition – External Q&A

KEY MESSAGES:

•

The cloud has profoundly changed the way we interact in communities as individuals. The impact will be even greater as enterprises look to connect and collaborate in new ways with their global networks of customers and partners.

•	This acquisition will accelerate Ariba’s vision for the networked enterprise and strategy to enhance its position as the world’s business commerce network.

•

In combining Ariba’s successful global trading network with SAP’s broad customer base and deep software expertise, we can create new models for business-to-business collaboration in the cloud that enable more efficient and effective commerce within and between companies.

•	And, we can accelerate the growth and value of our network, providing additional resources and reach to accelerate our stated goal to enable $1 trillion in commerce by 2015…and more beyond that.

1.	Why is Ariba being acquired by SAP?

In combining Ariba’s successful global trading network with SAP’s broad customer base and deep software expertise, we can create new models for business-to-business collaboration in the cloud that enable more efficient and effective commerce within and between companies.

And, we can accelerate the growth and value of our network, providing additional resources and reach to accelerate our stated goal to enable $1 trillion in commerce by 2015…and more beyond that.

2.	Why SAP?

SAP is a market leader in enterprise application software – helping companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device – SAP empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP applications and services enable more than 190,000 customers to operate profitably, adapt continuously and grow sustainably.

In combining Ariba’s successful global trading network with SAP’s broad customer base and deep software expertise, we can create new models for business-to-business collaboration in the cloud that enable more efficient and effective commerce within and between companies

Large SAP customers already use the Ariba Network to connect and collaborate with their trading partners and extend the value of their SAP investments. And there is plenty of opportunity for us to expand our footprint and leadership in collaborative business commerce.

3.	Are you being acquired by SAP because of weak sales of your procurement solutions?

Together, Ariba and SAP can offer a comprehensive selection of on-premise and cloud-based procurement solutions that facilitate participation and extend the benefits of business collaboration to all companies, on any system, from any provider. Through the merger, we can accelerate innovations across our solutions and give customers the best options for both intra- and inter-enterprise collaborative commerce.

4.	Will SAP integrate Ariba’s solutions and technology or maintain it as a separate platform?

The goal is to optimize integration of Ariba’s applications with SAP’s broader portfolio and to provide customers with consistency regardless of platforms. SAP can offer end-to-end processes integrating world-class line of business cloud offerings with the most respected on-premise solutions available.

5.	Are there synergies between Ariba and SAP solutions?

We see significant potential for synergies with Ariba across SAP’s customer base and solution portfolio. Ariba customers currently only make up a small fraction of SAP’s 190,000 customers base — less than 1% . There is therefore huge potential to provide SAP customers with new value in their sourcing, procurement and collaborative commerce activities.

6.	How will Ariba be differentiated from its competitors after this acquisition?

The synergy we create in combining Ariba’s successful global trading network with SAP’s broad customer base and deep software expertise will set a new standard for the way companies engage their partners and gain efficiencies beyond the four walls of the enterprise

It will also accelerate the growth and value of our network, providing additional resources and reach to accelerate our stated goal to enable $1 trillion in commerce by 2015 and deliver rapid value for our customers.

7.	How will Ariba customers benefit from the acquisition?

Buyers using Ariba solutions will benefit over time from:

•	Expanded process enablement and improved application integration

•	Enhanced analytics and broader process automation

•	Improved mobility and reporting

Sellers will benefit over time from:

•	Access and connectivity to more than 190,000 potential business buyers

•	Extended CRM & order management process enablement

•	Simplified customer integration

8.	How will SAP customers benefit from the acquisition?

Many SAP customers already use the Ariba Network to connect and collaborate with their trading partners. Through the acquisition, they will, over time, be able to:

•	Achieve a closed-loop from source-to-pay, regardless of whether they deploy in the cloud, on-premise or through a combination of both.

•	Extend their existing SRM, SCM, CRM apps to discover, connect & collaborate with trading partner ecosystems

•	Simplify business-to-business integration and collaboration with 730,000+ companies worldwide

•	Access new network-based community services and integrated cloud-based source-to-settle applications on single platform

•	Gain 360-degree business intelligence and effectively demonstrate that spending activities, contracts, and supplier interactions adhere to corporate compliance guidelines.

9.	What does this acquisition mean for Ariba’s ecosystem? Will Ariba partners be able to sell SAP solutions?

With the acquisition, our ecosystem strategy remains the same. The move will bring new field opportunities for our partners to co-innovate on cloud solutions for our joint customers.

10.	How will Ariba fit into SAP?

Upon completion of the merger, SAP plans to consolidate all of its cloud-related supplier assets under Ariba. The existing management team will continue to lead Ariba, which will operate as an independent business under the name “Ariba, an SAP company” and report into the Office of the Co-CEOs.

11.	What will happen to Ariba’s management team and employees?

The existing management team will continue to lead Ariba, which will operate as an independent business under the name “Ariba, an SAP company” and report into the Office of the Co-CEOs. In addition, The SAP Executive Board intends to nominate Bob to the SAP Global Managing Board after closing of the transaction and subject to the approval of the SAP Supervisory Board.

12.	Will you eliminate positions as a result of this transaction?

This transaction is about growth and innovation as opposed to consolidation and SAP welcomes Ariba employees.

13.	Do you anticipate any regulatory issues related to this transaction?

The transaction will require anti-trust and other regulatory filings in the US and various other jurisdictions, including with the Securities Exchange Commission in the US, but we do not expect any regulatory issues.

FINANCIAL QUESTIONS

1.	The offer is a premium to the current stock price, but how does this represent getting the best value to shareholders? How did the Board evaluate the offer and conclude it was fair?

Ariba’s Board of Directors evaluated this transaction against other strategic alternatives, as well as against its standalone opportunity, and found this transaction to be the most attractive risk adjusted alternative for shareholders. We will be filing our proxy statement within the next few days, which will go into the background of this transaction in detail.

2.	Could there be a potential counter-offer?

There is not a go-shop associated with the transaction, but we have preserved the board’s ability to fulfill its fiduciary obligation to get the best value to our shareholders prior to the closing of this transaction. We have filed the merger agreement with the SEC, in which you can find the deal terms.

3.	What was the timeline for the deal, how long were you talking to SAP and/or others?

We will be filing our proxy statement within the next few days. This filing will go into the background of this transaction in detail.

4.	Is there a break-up fee on either side if the deal doesn’t happen?

There is a break-up fee if the transaction is terminated under certain circumstances. Please refer to the merger agreement that is on file with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between SAP and Ariba, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding SAP and Ariba’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Ariba’s operations into those of SAP; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Ariba may be difficult; SAP and Ariba are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2011 filed with the SEC, and Ariba’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in its most recent quarterly report filed with the SEC. SAP and Ariba assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Ariba by SAP. In connection with the proposed acquisition of Ariba by SAP, Ariba intends to file relevant materials with the

SEC, including Ariba’s proxy statement in preliminary and definitive form (the “Proxy Statement”). STOCKHOLDERS OF ARIBA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ARIBA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Ariba by contacting Ariba Investor Relations at (650) 390-1000 or investor@ariba.com.

Participants in Solicitation

SAP and its directors and executive officers, and Ariba and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Ariba’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 23, 2012. Information about the directors and executive officers of Ariba is set forth in the proxy statement for Ariba’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on December 8, 2011. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.